Exhibit 10.1

Execution Version

WAIVER TO THE CREDIT AGREEMENT

WAIVER TO THE CREDIT AGREEMENT, dated as of July 23, 2026 (this “Waiver”), by and among NABORS INDUSTRIES, INC., a Delaware corporation (“Borrower”), NABORS INDUSTRIES LTD., a Bermuda exempted company (“Holdings”), the Lenders party hereto (constituting the Required Lenders), and CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Holdings and the Administrative Agent, inter alios, entered into that certain Amended and Restated Credit Agreement dated as of June 17, 2024 (as amended, restated, amended and restated, modified or supplemented from time to time, the “Credit Agreement”) by and among the Borrower, Holdings, the other Guarantors from time to time party thereto, the Lenders party thereto, the Issuing Banks party thereto and the Administrative Agent;

WHEREAS, the Borrower and/or certain of its Subsidiaries intend to redeem up to $100.0 million in aggregate principal amount of Borrower’s 9.125% senior priority guaranteed notes due 2030 (the “Partial Redemption”);

WHEREAS, the Borrower has requested that the Lenders waive any limitations imposed by the Credit Agreement on the ability to effect the Partial Redemption, including those limitations imposed by Section 6.07, restricting repayments of certain other debt of Borrower, Holdings and their respective subsidiaries; and

WHEREAS, the Administrative Agent and the Lenders party hereto (constituting the Required Lenders) are willing to waive such provisions as set forth herein under the terms and conditions stated herein;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.             Definitions. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement have the same meanings when used in this Waiver.

2.             Waiver. Effective as of the Waiver Effective Date (as defined below) and subject to the other terms and conditions of this Waiver, the Lenders constituting Required Lenders hereby waive any limitations imposed by the Credit Agreement on the ability of the Borrower and Holdings to effect the Partial Redemption (the “Specified Waiver”). The Specified Waiver shall not otherwise modify or affect the Loan Parties’ obligations to comply fully with the terms of the Credit Agreement or any other Loan Document, or any other duty, term, condition or covenant contained in the Credit Agreement or any other Loan Document, and is limited solely to the matters set forth in this Section 2. For the avoidance of doubt, the Partial Redemption shall not utilize or be deemed to utilize the Borrower’s capacity to make Restricted Payments pursuant to Section 6.07(c) of the Credit Agreement or any other provision of the Credit Agreement. Other than the Specified Waiver and as set forth in this Section 2, nothing contained in this Waiver shall be deemed to constitute a waiver of any other obligations of the Loan Parties or any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Documents or under applicable law.

3.             Effectiveness. This Waiver shall become effective as of the date (the “Waiver Effective Date”) on which the following conditions have been satisfied or waived:

(a)            the Administrative Agent (or its counsel) shall have received (i) a duly executed and completed counterpart hereof that bears the signature of each existing Loan Party, (ii) a duly executed and completed counterpart hereof that bears the signature of the Administrative Agent and (iii) a duly executed and completed counterpart hereof that bears the signature of the Lenders constituting the Required Lenders;

(b)            the Administrative Agent shall have received reimbursement of reasonable and documented out of pocket expenses (to the extent invoiced no later than one Business Day prior to the Waiver Effective Date) in connection with this Waiver;

(c)            each of the representations and warranties set forth in Section 3 of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (or, to the extent such representations and warranties are qualified by materiality, in all respects) on and as of the Waiver Effective Date with the same effect as though made on and as of the Waiver Effective Date (except to the extent such representation and warranty speaks to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (or, to the extent such representations and warranties are qualified by materiality, in all respects) on and as of such earlier date); and

(d)            no Event of Default or Default shall have occurred and be continuing both before and after giving effect to this Waiver.

4.             Representations and Warranties. Borrower represents and warrants to the Administrative Agent that as of the Waiver Effective Date:

(a)            Each of the representations and warranties set forth in Section 3 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or, to the extent such representations and warranties are qualified by materiality, in all respects) on and as of the Waiver Effective Date with the same effect as though made on and as of the Waiver Effective Date (except to the extent such representation and warranty speaks to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (or, to the extent such representations and warranties are qualified by materiality, in all respects) on and as of such earlier date).

(b)            No Default or Event of Default shall have occurred and be continuing both before and after giving effect to this Waiver.

5.             Effect of Waiver.

Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders and the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or of any other Loan Document, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Borrower to a consent to, or a waiver (other than the Specified Waiver), amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

Each of Borrower and Holdings, on behalf of itself and the other Loan Parties, hereby (a) acknowledges and consents to this Waiver; (b) ratifies and confirms all of the obligations and liabilities of each Loan Party under the Loan Documents to which such Loan Party is a party and ratifies and confirms that such obligations and liabilities remain in full force and effect and extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the obligations of Borrower under the Credit Agreement, as modified by this Waiver; and (c) acknowledges and confirms that the liens and security interests granted by each Loan Party pursuant to the Security Documents to which such Loan Party is a party are and continue to be valid and perfected (if and to the extent required to be perfected under the Security Documents to which such Loan Party is a party) liens and security interests in the Collateral (subject only to Liens permitted under the Loan Documents) that secure all of such Loan Party’s obligations under the Loan Documents to which it is a party to the same extent that such liens and security interests in the Collateral were valid and perfected (if and to the extent required to be perfected under the Security Documents to which it is a party) immediately prior to giving effect to the execution and delivery of this Waiver.

On and after the Waiver Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as modified hereby.

This Waiver shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

6.             GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

7.             Incorporation by Reference. The parties hereto acknowledge and agree that Sections 10.07, 10.10, 10.11 and 10.13 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

8.             Counterparts. This Waiver may be executed by one or more of the parties to this Waiver on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Waiver by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.

9.             Electronic Execution. The words “execution”, “signed”, “signature” and words of like import in this Waiver shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

10.           Entire Agreement. This Waiver embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

11.           Severability. Any provision of this Waiver held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

12.            Headings. The headings of this Waiver are used for convenience of reference only, are not part of this Waiver and shall not affect the construction of, or be taken into consideration in interpreting, this Waiver.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

NABORS INDUSTRIES, INC.,
as Borrower

By:	/s/Bob (Popin) Su
Name:	Bob (Popin) Su
Title:	Vice President & Treasurer

NABORS INDUSTRIES LTD.,
as Holdings

By:	/s/ Mark D. Andrews
Name:	Mark D. Andrews
Title:	Corporate Secretary

[Signature Page to Waiver to Credit Agreement]

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

BOKF NA, dba Bank of Texas,
as a Lender

By:	/s/ Conor Raleigh
Name:	Conor Raleigh
Title:	Bank Officer

Wells Fargo Bank, N.A.,
as a Lender

By:	/s/ Michael Janak
Name:	Michael Janak
Title:	Managing Director

Morgan Stanley Senior Funding, Inc.,
as a Lender

By:	/s/ Aaron McLean
Name:	Aaron McLean
Title:	Vice President

HSBC BANK USA, N.A.,
as a Lender

By:	/s/ Alberto Caudillo
Name:	Alberto Caudillo
Title:	Director

[Signature Page to Waiver to Credit Agreement]

Goldman Sachs Bank USA,
as a Lender

By:	/s/ Elizabeth Tosin
Name:	Elizabeth Tosin
Title:	Authorized Signatory

[Signature Page to Waiver to Credit Agreement]